Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three months ended September 30, 2008 of Hiland Partners, LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph L. Griffin, Chief Executive Officer and President of Hiland Partners GP, LLC, the general partner of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President